ORCHID ISLAND CAPITAL ANNOUNCES

FEBRUARY 2022 MONTHLY DIVIDEND, AND JANUARY 31, 2022 RMBS PORTFOLIO CHARACTERISTICS

•         February 2022 Monthly Dividend of $0.055 Per Share of Common Stock

•         RMBS Portfolio Characteristics as of January 31, 2022

•         Next Dividend Announcement Expected March 16, 2022

Vero Beach, Fla., February 16, 2022 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company (the “Board”) declared a monthly cash dividend for the month of February 2022. The dividend of $0.055 per share will be paid March 29, 2022, to holders of record of the Company’s common stock on February 28, 2022, with an ex-dividend date of February 25, 2022. The Company plans on announcing its next common stock dividend on March 16, 2022.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 16, 2022, January 31, 2022 and December 31, 2021, the Company had 176,993,049 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2022 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•         RMBS Valuation Characteristics

•         RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jan 2022	Nov - Jan	Modeled	Modeled
					Net			Weighted	CPR	2022 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
15yr 2.5	$211,500	$217,429	3.44%	$102.80	2.50%	2.87%	13	162	6.6%	9.3%	$3,922	$(4,228)
15yr 4.0	430	457	0.01%	106.22	4.00%	4.54%	45	135	0.7%	0.7%	6	(7)
15yr Total	211,930	217,886	3.45%	102.81	2.50%	2.88%	14	162	6.6%	9.3%	3,928	(4,235)
30yr 2.5	1,050,955	1,051,121	16.64%	100.02	2.50%	3.30%	7	352	2.8%	4.8%	23,993	(29,923)
30yr 3.0	4,309,680	4,453,578	70.50%	103.34	3.00%	3.48%	10	348	8.6%	8.5%	103,208	(122,345)
30yr 3.5	245,869	263,930	4.18%	107.35	3.50%	4.04%	23	330	14.5%	17.1%	5,505	(6,258)
30yr 4.0	107,916	116,048	1.84%	107.54	4.00%	4.75%	28	330	27.2%	21.2%	1,444	(1,867)
30yr Total	5,714,420	5,884,677	93.15%	102.98	2.95%	3.49%	10	348	8.2%	8.5%	134,150	(160,393)
Total Pass Through RMBS	5,926,350	6,102,563	96.60%	102.97	2.93%	3.47%	10	341	8.1%	8.6%	138,078	(164,628)
Structured RMBS
IO 20yr 3.0	366,815	42,320	0.67%	11.54	3.00%	3.69%	67	167	21.0%	24.5%	(2,470)	1,738
IO 20yr 4.0	13,308	1,637	0.03%	12.30	4.00%	4.57%	121	112	13.7%	17.8%	(17)	10
IO 30yr 3.0	90,860	12,435	0.20%	13.69	3.00%	3.66%	53	298	15.0%	14.7%	(751)	558
IO 30yr 3.5	784,649	130,679	2.07%	16.65	3.48%	4.00%	51	300	18.9%	20.6%	(8,735)	6,526
IO 30yr 4.0	169,891	24,403	0.39%	14.36	4.00%	4.56%	69	282	26.4%	27.4%	(1,720)	1,721
IO 30yr 4.5	4,669	784	0.01%	16.79	4.50%	4.99%	139	208	23.5%	24.5%	(51)	45
IO 30yr 5.0	2,582	423	0.01%	16.38	5.00%	5.36%	139	208	19.1%	27.7%	(25)	25
IO Total	1,432,774	212,681	3.37%	14.84	3.40%	3.98%	58	262	20.0%	22.2%	(13,769)	10,623
IIO 30yr 4.0	42,179	2,160	0.03%	5.12	3.75%	4.41%	52	299	12.6%	22.3%	74	(222)
Total Structured RMBS	1,474,953	214,841	3.40%	14.57	3.41%	3.99%	58	263	19.8%	22.2%	(13,695)	10,401

Total Mortgage Assets	$7,401,303	$6,317,404	100.00%		3.03%	3.58%	20	326	10.4%	11.1%	$124,383	$(154,227)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
5-Year Treasury Future(2)	$(944,000)	Mar-2022									$(18,713)	$35,716
10-Year Treasury Ultra(3)	(220,000)	Mar-2022									(14,985)	24,189
Swaps	(1,355,000)	Jul-2028									(30,589)	30,589
Swaptions	(458,300)	Feb-2023									(13,455)	19,993
Hedge Total	$(2,977,300)										$(77,742)	$110,487
Rate Shock Grand Total											$46,641	$(43,740)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five-year Treasury futures contracts were valued at prices of $119.20 at January 31, 2022.  The market value of the short position was $1,125.2 million.

(3)    Ten-year Treasury Ultra futures contracts were valued at prices of $142.83 at January 31, 2022.  The market value of the short position was $314.2 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of January 31, 2022			As of January 31, 2022
Fannie Mae	$4,576,565	72.4%	Non-Whole Pool Assets	$290,116	4.6%
Freddie Mac	1,740,839	27.6%	Whole Pool Assets	6,027,288	95.4%
Total Mortgage Assets	$6,317,404	100.0%	Total Mortgage Assets	$6,317,404	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2022	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$430,856	7.1%	0.13%	12	2/18/2022
Mirae Asset Securities (USA) Inc.	424,755	6.9%	0.13%	48	9/14/2022
J.P. Morgan Securities LLC	421,289	6.9%	0.14%	11	2/28/2022
RBC Capital Markets, LLC	404,661	6.6%	0.13%	16	2/28/2022
ABN AMRO Bank N.V.	403,098	6.6%	0.14%	30	4/12/2022
Merrill Lynch, Pierce, Fenner & Smith	382,142	6.2%	0.21%	56	4/13/2022
Mitsubishi UFJ Securities (USA), Inc	345,349	5.6%	0.24%	49	4/12/2022
Cantor Fitzgerald & Co	337,714	5.5%	0.13%	38	3/21/2022
Goldman, Sachs & Co.	336,585	5.5%	0.18%	21	2/28/2022
Citigroup Global Markets Inc	311,157	5.1%	0.14%	16	2/22/2022
Santander Bank, N.A.	294,089	4.8%	0.14%	17	2/24/2022
ED&F Man Capital Markets Inc	291,081	4.7%	0.17%	51	4/14/2022
Nomura Securities International, Inc.	284,851	4.6%	0.13%	16	2/22/2022
ASL Capital Markets Inc.	269,487	4.4%	0.13%	27	3/17/2022
ING Financial Markets LLC	266,089	4.3%	0.13%	11	2/11/2022
BMO Capital Markets Corp.	242,161	3.9%	0.17%	28	3/17/2022
Daiwa Capital Markets America Inc.	203,310	3.3%	0.14%	14	2/14/2022
South Street Securities, LLC	139,155	2.3%	0.14%	17	2/18/2022
Barclays Capital Inc	133,675	2.2%	0.12%	14	2/14/2022
Austin Atlantic Asset Management Co.	93,031	1.5%	0.14%	2	2/2/2022
Lucid Cash Fund USG, LLC	87,664	1.4%	0.18%	10	2/10/2022
StoneX Financial Inc.	27,648	0.5%	0.19%	78	4/19/2022
Mizuho Securities USA, Inc	3,832	0.1%	0.57%	11	2/11/2022
Total Borrowings	$6,133,679	100.0%	0.15%	27	9/14/2022

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400